EXHIBIT 99.2

National Penn
Bancshares, Inc.
1st Quarter 2009
Earnings Webcast

Safe Harbor Regarding
Forward Looking Statements
This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,”
“plan,’’ “seek,”“intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries.
National Penn cautions readers not to place undue reliance on these statements.
National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors.
Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: National Penn’s obligations under the U.S. Treasury’s TARP Capital Purchase Program; ability to obtain new capital and locate growth opportunities; the ineffectiveness of NationalPenn’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations oncompetition, including industry consolidation and development of competing financial products and services; interest rate movements; the performance of National Penn’s investment portfolio; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties;
disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets.  The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31,
2008, as well as any other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Overview (as of 3/31/2009)
● Assets $ 9.63 Billion
● Deposits $ 6.66 Billion
● Loans $ 6.37 Billion
● Equity $ 1.18 Billion

Financial Highlights 1Q 2009
   3/31/2009 3/31/2008
● Net Income  $3.80 million $ 21.59 million  -82.4%
● Net Income Available
 to Common Shareholders     $1.75 million    $21.59 million  -91.9%
● Diluted EPS  $0.02                                                     $0.33                                                  -93.9%
● Cash Dividends  $0.1700  $0.1700                                                                  +0.0%
● ROE                                                                                                          1.31%  10.54%
● ROA                                                                                                                             .16%  1.10%

Reconciliation Table for Non-GAAP Financial Measure 3/31/09 3/31/08
Return on average shareholders' equity 1.31%	10.54%
Effect of goodwill and intangibles 1.33%	11.30%
Return on average tangible equity 2.64%	21.84%
Average tangible equity excludes merger-related average goodwill and intangibles: (000’s)
Average shareholders' equity $1,176,494	$ 823,757
Average goodwill and intangibles (592,816)	(426,039)
Average tangible equity $ 583,678	$ 397,718
Financial Highlights - 1Q 2009

Financial Highlights - 1Q 2009
Reconciliation Table for Non-GAAP Financial Measure 3/31/09

Net Income available to Common Shareholders                            $  1,745
    After tax unrealized fair market value gain on
                                    NPB Capital Trust II Preferred Securities                                                                                                                                                1,234

                AAfter tax other than temporary impairment
                                  charge on CDO investment                                                                                                                                                                                                                               5,060

Core net income                                                                                                                                                                                                                      $  8,039
Diluted earnings (loss) per share                                                                                                                             $ 0.02
                    After tax unrealized fair market value gain on
  NPB Capital Trust II Preferred Securities                                                                                                      0.02
               After tax other than temporary impairment
             charge on CDO investment                                                                                                                                                            0.06

Core diluted earnings per share                                                                                                                                                 $ 0.10